Dated as of August 3, 2006

MASTER SECURITY AGREEMENT

To secure the payment of all Obligations (as defined in the Guaranty dated as of July 31, 2006, executed by Wirecomm America, Inc., a Delaware corporation ("Grantor") in favor of Laurus Master Fund, Ltd. ("Laurus")), Grantor hereby assigns and grants to Laurus a continuing security interest in and to the Collateral (as defined below).

BACKGROUND

Certain affiliates of Grantor, and certain other parties signatory thereto, have entered a Security and Purchase Agreement dated as of July 31, 2006 (as amended, modified, restated or supplemented from time to time, the "Security and Purchase Agreement"), pursuant to which Laurus provides or will provide certain financial accommodations to those affiliates and certain subsidiaries and affiliates of Grantor.

To induce Laurus to provide and continue to provide the financial accommodations described in the Security and Purchase Agreement, Grantor has agreed to pledge and grant a security interest in (i) the Collateral described herein on terms set forth herein and (ii) pursuant to the Stock Pledge Agreement (whereby Grantor is pledging certain of its equity interests to Laurus on the terms and conditions set forth therein).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings provided such terms in the Security and Purchase Agreement (as defined below). All items of Collateral which are defined in the UCC shall have the meanings set forth in the UCC. For purposes hereof, the term "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Laurus' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

(a) "Collateral" shall mean, all of Grantor's property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in

which it now has or at any time in the future may acquire any right, title or interests including all of the following property in which it now has or at any time in the future may acquire any right, title or interest to:

(i) all Inventory;

(ii) all Equipment;

(iii) all Fixtures;

(iv) all Goods;

(v) all General Intangibles;

(vi) all Accounts;

(vii) all Deposit Accounts, other bank accounts and all funds on deposit therein;

(viii) all Investment Property;

(ix) all Stock;

(x) all Chattel Paper;

(xi) all Letter-of-Credit Rights;

(xii) all Instruments;

(xiii) all commercial tort claims set forth on Schedule B;

(xiv) all Books and Records;

(xv) all Intellectual Property;

(xvi) all Supporting Obligations including letters of credit and guarantees issued in support of Accounts, Chattel Paper, General Intangibles and Investment Property;

(xvii) (A) all money, cash and cash equivalents and (B) all cash held as cash collateral to the extent not otherwise constituting Collateral, all other cash or property at any time on deposit with or held by Laurus for the account of Grantor (whether for safekeeping, custody, pledge, transmission or otherwise); and

(xviii) all products and Proceeds of all or any of the foregoing, tort claims and all claims and other rights to payment including (A) insurance claims against third parties for loss of, damage to, or destruction of, the foregoing Collateral and (B) payments due or to become due under leases, rentals and hires of any or all of

the foregoing and Proceeds payable under, or unearned premiums with respect to policies of insurance in whatever form.

Notwithstanding the foregoing, the term Collateral shall not include Excluded Assets.

(b) "Excluded Assets" shall mean (A) the non-assignable or non-pledgeable contracts of Grantor; provided, however, that the provisions of this paragraph shall not prohibit the security interests created by this Master Security Agreement from extending to the accounts receivable arising in respect thereof to the extent provided in New York Uniform Commercial Code Section 9-406 or 9-408 (B) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein; provided, however, that the provisions of this subparagraph shall not prohibit the security interests created by this Master Security Agreement from extending to the proceeds of such rights or property, (C) any Vehicles owned or leased (or subleased) by Grantor, (D) the proceeds of any Permitted Debt, (E) the proceeds of equity issuance by Grantor or any of its Affiliates, (F) all monies currently securing certain letter of credits issued in respect to Grantor's or any of its Affiliates worker's compensation and other insurance programs (G) any of the Grantor's assets pledged under the Stock Pledge Agreement, which, notwithstanding anything to the contrary contained herein, sets forth Laurus' rights and obligations thereto, and (H) all products and Proceeds related to each of the foregoing items. Notwithstanding any term or provision of this Master Security Agreement or any other Ancillary Agreement, it is agreed that Excluded Assets shall not (A) at any time be deemed to be Collateral, (B) be applied to repay or prepay any Loans or Obligations without the prior express written consent of the Grantor, (C) be subject to any affirmative or negative covenants or agreements set forth in this Master Security Agreement or any other Ancillary Agreement, and the Excluded Assets may be freely utilized by Grantor.

2. Representations, Warranties and Covenants of Grantor. Grantor hereby represents, warrants and covenants to Laurus that:

(a) it is a corporation validly existing, in good standing and formed under the respective laws of its jurisdiction of formation set forth on Schedule A hereto, and Grantor will provide Laurus thirty (30) days' prior written notice of any change in its jurisdiction of organization;

(b) its legal name is as set forth in its Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

(c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days' prior written notice of any change in its organizational identification number;

(d) it is the legal and beneficial owner of or has other rights in its Collateral and has the right to pledge, sell, assign or transfer the same and shall defend title to and

ownership of the Collateral at its own expense against the claims and demands of all other parties claiming an interest therein;

(e) it will keep the Collateral free from all liens, except for (i) liens permitted by the Security and Purchase Agreement or other Loan Documents or and (ii) liens securing indebtedness of Grantor in an amount not to exceed $500,000 in the aggregate so long as all such liens are removed or otherwise released to Laurus' reasonable satisfaction within thirty (30) days of the creation thereof;

(f) it will keep such Collateral that is material to its business is in normal operating condition and repair, ordinary wear and tear alone excepted (subject to casualty events), and is suitable for the uses to which it is customarily put in the conduct of such Grantor's business and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its business;

(g) it will not, without Laurus' prior written consent, sell, exchange, transfer, assign, lease or otherwise dispose of any Collateral, whether by sale, lease or otherwise, except (i) for the sale of inventory in the ordinary course of business and (ii) if no Event of Default (under the Security and Purchase Agreement) has occurred and is continuing, for the disposition or transfer during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $250,000 and only to the extent that the proceeds of each such disposition are (A) used to acquire replacement Collateral that is, or shall be upon acquisition, pledged hereunder, or (B) to pay general corporate expenses;

(h) it will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which that is customary in the case of companies engaged in businesses similar to it and to the extent available on commercially reasonable terms. Laurus shall be named thereon as an additional insured and lender loss payee as applicable;

(i) it will upon reasonable notice and at all reasonable times during business hours, allow Laurus or Laurus' representatives access to and the right of inspection of the Collateral; and

(j) to the best of the Grantor's knowledge, all commercial tort claims (as defined in the Uniform Commercial Code as in effect in the State of New York) held by Grantor are set forth on <u>Schedule B</u> hereto; Grantor hereby agrees that it shall promptly, and in any event within five (5) Business Days after knowledge of the same is acquired by it, notify Laurus of any commercial tort claim acquired by it and unless otherwise consented to in writing by Laurus, it shall enter into a supplement to this Master Security Agreement granting to Laurus a security interest in such commercial tort claim, securing the Obligations.

3. <u>Remedies</u>. Upon the occurrence of an Event of Default under the Purchase and Security Agreement and during continuation thereof, the Laurus shall have, in addition to the rights and remedies provided herein, in the Security and Purchase Agreement, or under

applicable Laws (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Laurus may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by Grantor, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantor to assemble and make available to the Laurus at the expense of Grantor any Collateral at any place and time designated by the Laurus which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting the sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of Law, all of which Grantor hereby waives to the fullest extent permitted by Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale at any exchange or broker's board or elsewhere, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as Laurus deems advisable, in a commercially reasonable manner (subject to any and all mandatory legal requirements). Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. To the extent the rights of notice cannot be legally waived hereunder, Grantor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, or sent by nationally recognized overnight delivery service to the Company in accordance with the notice address provided in the Guaranty, at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. Laurus shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by Law, Laurus may be a purchaser at any such sale. To the extent permitted by applicable Law, Grantor hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Laurus may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Laurus may further postpone such sale by announcement made at such time and place.

4. Confidential Information. The parties hereto each hereby agree that the exercise by any party hereto of any right granted to it or the exercise by any party hereto of any remedy available to it (including, without limitation, the issuance of a notice of redemption, a borrowing request and/or a notice of default), in each case, hereunder, under the Security and Purchase Agreement or under any other Ancillary Agreement which has been publicly filed with the SEC shall not constitute confidential information and no party shall have any duty to the other party to maintain such information as confidential.

5. Authorization. Grantor authorizes the Collateral Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interest granted hereunder in accordance

with the UCC (including authorization to describe the collateral as "all personal property" or "all assets").

6. Power of Attorney. In addition to other powers contained herein, Grantor hereby designates and appoints Laurus, and its designees or agents, as its attorney-in-fact, irrevocably and with power of substitution, with authority to take any or all of the following actions in connection with its Collateral following the occurrence and the continuance of an Event of Default under the Security and Purchase Agreement (subject to applicable cure periods contained therein):

(a) to demand, collect, settle, compromise, adjust, give discharges and releases, all as Laurus may reasonably determine;

(b) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(c) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as Laurus may deem reasonably appropriate;

(d) receive, open and dispose of mail addressed to Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of Grantor on behalf of and in the name of Grantor, or securing, or relating to such Collateral;

(e) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though Laurus were the absolute owner thereof for all purposes;

(f) adjust and settle claims under any insurance policy relating thereto;

(g) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that Laurus may determine necessary in order to perfect and maintain the security interests and liens granted in this Master Security Agreement and in order to fully consummate all of the transactions contemplated therein;

(h) institute any foreclosure proceedings that Laurus may deem appropriate

(i) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(j) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(k) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Laurus or as Laurus shall direct;

(l) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(m) to do and perform all such other acts and things as Laurus may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Obligations have been satisfied in full and terminated. Laurus shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Laurus in this Master Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. Laurus shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in their individual capacity or their capacity as attorney-in-fact except acts or omissions resulting from their gross negligence or willful misconduct as determined by final order of a court of competent jurisdiction. This power of attorney is conferred on Laurus solely to protect, preserve and realize upon its security interest in the Collateral.

7. No Waiver. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon Grantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Grantor agrees to join with Laurus in executing such documents or other instruments to the extent required by the UCC in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

8. Expenses. The Collateral shall secure, and Grantor shall pay to Laurus on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys' fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Laurus under this Master Security Agreement or with respect to any of the Obligations.

9. Indemnification. If any tax by any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government is or

may be imposed on or as a result of any transaction between Grantor, on the one hand, and Laurus on the other hand, which Laurus is or may be required to withhold or pay the Grantor hereby agrees to indemnify and hold Laurus harmless in respect of such taxes, and Grantor will repay to Laurus the amount of any such taxes which shall be charged to the Grantor's account; and until Grantor shall furnish Laurus with indemnity therefor (or supply Laurus with evidence satisfactory to it that due provision for the payment thereof has been made), Laurus may hold, in an interest bearing account, any balance standing to Grantor's credit (if any) and Laurus shall retain its liens in any and all Collateral.

10. Counterparts; Signatures. This Master Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Master Security Agreement to produce or account for more than one such counterpart. Any signature delivered by facsimile or electronic mail shall be deemed to be an original signature hereto, provided that the Grantor shall deliver an original to Laurus upon the its request.

11. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Master Security Agreement.

12. Notice. All notices, requests and demands to or upon the undersigned parties, shall be in writing and shall be deemed to have been duly given or made when delivered, in accordance with Section 29 of the Purchase and Security Agreement which is incorporated herein by reference, mutatis mutandis with the address listed below for Grantor.

13. Severability. If any provision of any of the Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

14. Waiver of Jury Trial. EACH OF THE UNDERSIGNED DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH OF THE UNDERSIGNED HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE UNDERSIGNED ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS MASTER SECURITY AGREEMENT.

15. Governing Law; Jurisdiction. THIS GUARANTY CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. EACH OF THE UNDERSIGNED HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS

LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE UNDERSIGNED, ON THE ONE HAND, AND LAURUS, ON THE OTHER HAND, PERTAINING TO THIS MASTER SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS MASTER SECURITY AGREEMENT; PROVIDED, THAT EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS MASTER SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. EACH OF THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH UNDERSIGNED HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH UNDERSIGNED IN ACCORDANCE WITH SECTION 18 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH UNDERSIGNED'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

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SIGNATURE PAGE IMMEDIATELY FOLLOWS]**

IN WITNESS WHEREOF, this Master Security Agreement has been executed by the undersigned as of the date and year here above written.

WIRECOMM AMERICA, INC.

By: ____________________
Name:
Title:
Address:

LAURUS MASTER FUND, LTD.

By: ____________________
Name: David Grin
Title Director

SCHEDULE A

Entity	Jurisdiction of Formation	Organization Identification Number
Wirecomm America, Inc.	Delaware	3156075

SCHEDULE B

COMMERCIAL TORT CLAIMS

NONE